UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2020

FRANCHISE GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

2387 Liberty Way, Virginia Beach, Virginia 23456

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FRG	NASDAQ Global Market

7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 19, 2020, Franchise Group, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to file certain pro forma financial information as of and for the three months ended March 28, 2020, for the eight months ended December 28, 2019 and for the year ended April 30, 2019 (collectively, including the footnotes affixed thereto, the “Pro Forma Financial Statements”), so that such financial information could be incorporated by reference into certain of the Company’s filings with the SEC. This Amendment No. 1 to the Initial 8-K (“Amendment No. 1”) is being filed solely to correct errors related to (i) the description of certain fiscal periods, including headers, presented in the Pro Forma Financial Statements and related introductory narrative and (ii) certain inputs for (a) the historical financial data of American Freight, Inc. (b) the historical financial data of Sears Outlet and (c) the line item entitled “Income tax (benefit) expense,” each with resulting updates, as necessary, in the Pro Forma Financial Statements. The errors in the historical financial data of American Freight, Inc. primarily related to seller’s costs related to the acquisitions that were not previously recorded. The errors in the historical financial data of Sears Outlet primarily related to carve-out adjustments recorded to allocate Sears Hometown and Outlet, Inc.’s corporate costs and other shared accounts. In addition, the pro forma income (tax) benefit expense line items were corrected to properly reflect the tax effect of the pro forma adjustments using the statutory tax rate for the periods presented.

Except as described above, this Amendment No. 1 does not amend, update or change any other items or disclosures in the Initial 8-K and does not purport to reflect any information or events subsequent to the filing thereof. As such, this Amendment No. 1 speaks only as of the date the Initial 8-K was filed, and the Company has not undertaken herein to amend, supplement or update any information contained in the Initial 8-K to give effect to any subsequent events and any forward-looking statements represent management's views as of the Initial 8-K filing date and should not be assumed to be accurate as of any date thereafter.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Financial Statements as of and for the three months ended March 28, 2020, for the eight months ended December 28, 2019 and for the year ended April 30, 2019.

(ii)	Notes to the Unaudited Pro Forma Combined Financial Statements.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits
99.1	Proforma Financial Statements

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: October 26, 2020	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer